CITICORP

                         ------------------------------




                         ------------------------------


                                    INDENTURE

                          Dated as of December 17, 1996
                         ------------------------------




                            WILMINGTON TRUST COMPANY


                                   as Trustee


                         ------------------------------


                          SUBORDINATED DEBT SECURITIES

TIE-SHEET

         of provisions of Trust Indenture Act of 1939 with Indenture dated as of December 17, 1996 between Citicorp and Wilmington Trust Company, Trustee:

ACT SECTION       INDENTURE SECTION

310(a)(1)                6.09
   (a)(2)                6.09
310(a)(3)                N.A.
   (a)(4)                N.A.
310(b)                   6.08; 6.10(a)(b) and (d)
310(c)                   N.A.
311(a) and (b)           6.13
311(c)                   N.A.
312(a)                   4.01; 4.02(a)
312(b) and (c)           4.02(b) and (c)
313(a)                   4.04(a)
313(b)(1)                N.A.
313(b)(2)                4.04(b)
313(c)                   4.04(c)
313(d)                   4.04(d)
314(a)                   4.03
314(b)                   N.A.
314(c)(1) and (2)        13.05
314(c)(3)                N.A.
314(d)                   N.A.
314(e)                   13.05
314(f)                   N.A.
315(a)(c) and (d)        6.01
315(b)                   5.08
315(e)                   5.09
316(a)(1)                5.01; 5.07
316(a)(2)                Omitted
316(a) last sentence     7.04
316(b)                   5.04
317(a)                   5.02
317(b)                   3.04(a)
318(a)                   13.07


         THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS*

                                                                     Page
Parties                                                               1
Recitals                                                              1
Authorization of Indenture                                            1
Compliance with Legal Requirements                                    1
Purpose of and Consideration for Indenture                            1



ARTICLE I

                                   DEFINITIONS

         SECTION 1.01.  Definitions                                   1
                  Affiliate                                           2
                  Authenticating Agent                                2
                  Bankruptcy Law                                      2
                  Board of Directors                                  2
                  Board Resolution                                    2
                  Business Day                                        2
                  Citicorp Capital Trust                              2
                  Common Securities                                   3
                  Common Securities Guarantee                         3
                  Common Stock                                        3
                  Company                                             3
                  Company Request                                     3
                  Company Order                                       3
                  Custodian                                           3
                  Declaration                                         4
                  Default                                             4
                  Depositary                                          4
                  Event of Default                                    4
                  Global Security                                     4
                  Indenture                                           4
                  Institutional Trustee                               4
                  Interest                                            4
                  Interest Payment Date                               4

____________________
     *    THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE
          DEEMED TO BE A PART OF THE INDENTURE.

                  Mortgage                                            4
                  Officers' Certificate                               5
                  Opinion of Counsel                                  5
                  Original Issue Date                                 5
                  Original Issue Discount Security                    5
                  outstanding                                         5
                  Person                                              6
                  Predecessor Security                                6
                  Preferred Securities                                6
                  Preferred Securities Guarantee                      6
                  Principal office of the Trustee                     6
                  Responsible Officer                                 6
                  Security                                            7
                  Securities                                          7
                  Securityholder                                      7
                  holder of Securities                                7
                  Senior Indebtedness                                 7
                  Subsidiary                                          7
                  Trade Credit                                        8
                  Trustee                                             8
                  Trust Indenture Act of 1939                         8
                  Trust Securities                                    8
                  U.S. Government Obligations                         8
                  Vice President                                      8
                  Yield to Maturity                                   8

                                   ARTICLE II

                                   SECURITIES

         SECTION 2.01.     Forms Generally                            9
         SECTION 2.02.     Form of Trustee's Certificate of
                              Authentication                          9
         SECTION 2.03.     Amount Unlimited; Issuable in Series      10
         SECTION 2.04.     Authentication and Dating                 12
         SECTION 2.05.     Date and Denomination of Securities       13
         SECTION 2.06.     Execution of Securities                   16
         SECTION 2.07.     Exchange and Registration of Transfer of
                              Securities                             16
         SECTION 2.08.     Mutilated, Destroyed, Lost or Stolen
                              Securities                              17
         SECTION 2.09.     Temporary Securities                       18
         SECTION 2.10.     Cancellation of Securities Paid, etc.      19
         SECTION 2.11.     Global Securities                          19

         SECTION 2.12.     CUSIP Numbers                              21

                                   ARTICLE III

                       PARTICULAR COVENANTS OF THE COMPANY

         SECTION 3.01.     Payment of Principal, Premium and Interest 21
         SECTION 3.02.     Offices for Notices and Payments, etc.     21
         SECTION 3.03.     Appointments to Fill Vacancies in
                              Trustee's Office                        22
         SECTION 3.04.     Provision as to Paying Agent               22
         SECTION 3.05.     Certificate to Trustee                     23
         SECTION 3.06.     Compliance with Consolidation Provisions   24
         SECTION 3.07.     Limitation on Dividends                    24
         SECTION 3.08.     Covenants as to Citicorp Capital Trusts    24
         SECTION 3.09      Calculation of Original Issue Discount     25

                                   ARTICLE IV

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

         SECTION 4.01.     Securityholders' Lists                     25
         SECTION 4.02.     Preservation and Disclosure of Lists       26
         SECTION 4.03.     Reports by Company                         28
         SECTION 4.04.     Reports by the Trustee                     29

                                    ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

         SECTION 5.01.     Events of Default                          30
         SECTION 5.02.     Payment of Securities on Default;
                              Suit Therefor                           33
         SECTION 5.03.     Application of Moneys Collected by Trustee 35
         SECTION 5.04.     Proceedings by Securityholders             36
         SECTION 5.05.     Proceedings by Trustee                     37
         SECTION 5.06.     Remedies Cumulative and Continuing         37

         SECTION 5.07.     Direction of Proceedings and Waiver of Defaults
                              by Majority of Securityholders          37
         SECTION 5.08.     Notice of Defaults                         39
         SECTION 5.09.     Undertaking to Pay Costs                   39

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

         SECTION 6.01.     Duties and Responsibilities of Trustee     40
         SECTION 6.02.     Reliance on Documents, Opinions, etc.      41
         SECTION 6.03.     No Responsibility for Recitals, etc.       43
         SECTION 6.04.     Trustee, Authenticating Agent, Paying
                              Agents, Transfer Agents or Registrar
                              May Own Securities                      43
         SECTION 6.05.     Moneys to be Held in Trust 44
         SECTION 6.06.     Compensation and Expenses of Trustee       44
         SECTION 6.07.     Officers' Certificate as Evidence          45
         SECTION 6.08.     Conflicting Interest of Trustee            45
         SECTION 6.09.     Eligibility of Trustee                     45
         SECTION 6.10.     Resignation or Removal of Trustee          46
         SECTION 6.11.     Acceptance by Successor Trustee            48
         SECTION 6.12.     Succession by Merger, etc.                 49
         SECTION 6.13.     Limitation on Rights of Trustee as a
                              Creditor                                49
         SECTION 6.14.     Authenticating Agents                      50
         SECTION 6.15.     Co-trustees and Separate Trustees          51

                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

         SECTION 7.01.     Action by Securityholders                  53
         SECTION 7.02.     Proof of Execution by Securityholders      54
         SECTION 7.03.     Who Are Deemed Absolute Owners             54
         SECTION 7.04.     Securities Owned by Company Deemed Not
                              Outstanding                             54
         SECTION 7.05.     Revocation of Consents; Future Holders
                              Bound                                   55

                                  ARTICLE VIII

                            SECURITYHOLDERS' MEETINGS

         SECTION 8.01.     Purposes of Meetings                       55
         SECTION 8.02.     Call of Meetings by Trustee                56
         SECTION 8.03.     Call of Meetings by Company or
                              Securityholders                         56
         SECTION 8.04.     Qualifications for Voting                  57
         SECTION 8.05.     Regulations                                57
         SECTION 8.06.     Voting                                     58

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01.     Supplemental Indentures without Consent of
                              Securityholders                         58
         SECTION 9.02.     Supplemental Indentures with Consent of
                              Securityholders                         60
         SECTION 9.03.     Compliance with Trust Indenture Act;
                              Effect of Supplemental Indentures       62
         SECTION 9.04.     Notation on Securities                     62
         SECTION 9.05.     Evidence of Compliance of Supplemental
                              Indenture to be Furnished Trustee       63

                                    ARTICLE X

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         SECTION 10.01.    Company May Consolidate, etc., on
                              Certain Terms                           63
         SECTION 10.02.    Successor Corporation to be Substituted
                              for Company                             64
         SECTION 10.03.    Opinion of Counsel to be Given Trustee     64

                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 11.01.  Discharge of Indenture                       65
         SECTION 11.02.  Deposited Moneys and U.S. Government
                              Obligations to be Held in Trust
                              by Trustee                              65
         SECTION 11.03.  Paying Agent to Repay Moneys Held            66
         SECTION 11.04.  Return of Unclaimed Moneys                   66
         SECTION 11.05.  Defeasance Upon Deposit of Moneys or U.S.
                              Government Obligations                  66

                                   ARTICLE XII

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS,OFFICERS AND DIRECTORS

         SECTION 12.01.  Indenture and Securities Solely
                              Corporate Obligations                   69

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         SECTION 13.01.  Successors                                   69
         SECTION 13.02.  Official Acts by Successor Corporation       69
         SECTION 13.03.  Surrender of Company Powers                  69
         SECTION 13.04.  Addresses for Notices, etc.                  70
         SECTION 13.05.  Governing Law                                71
         SECTION 13.06.  Evidence of Compliance with Conditions
                         Precedent                                    71
         SECTION 13.07.  Legal Holidays                               71
         SECTION 13.08.  Trust Indenture Act to Control               72
         SECTION 13.09.  Table of Contents, Headings, etc             72
         SECTION 13.10.  Execution in Counterparts                    72
         SECTION 13.11.  Separability                                 72
         SECTION 13.12.  Assignment                                   72
         SECTION 13.13.  Acknowledgement of Rights                    73

                                   ARTICLE XIV

         REDEMPTION OF SECURITIES -- MANDATORY AND OPTIONAL SINKING FUND

         SECTION 14.01.  Applicability of Article                     73
         SECTION 14.02.  Notice of Redemption; Selection of
                              Securities                              73
         SECTION 14.03.  Payment of Securities Called for Redemption  75
         SECTION 14.04.  Mandatory and Optional Sinking Fund          75

                                   ARTICLE XV

                           SUBORDINATION OF SECURITIES

         SECTION 15.01.  Agreement to Subordinate                     78
         SECTION 15.02.  Default on Senior Indebtedness               78
         SECTION 15.03.  Liquidation; Dissolution; Bankruptcy         79
         SECTION 15.04.  Subrogation                                  80

         SECTION 15.05.  Trustee to Effectuate Subordination          82
         SECTION 15.06.  Notice by the Company                        82
         SECTION 15.07.  Rights of the Trustee; Holders of Senior
                              Indebtedness                            83
         SECTION 15.08.  Subordination May Not Be Impaired            84



Testimonium                                                           85
Signatures                                                            85

                  THIS INDENTURE, dated as of December 17, 1996, between Citicorp, a Delaware corporation (hereinafter sometimes called the "Company"), and Wilmington Trust Company, a Delaware banking corporation duly organized and existing under the laws of the State of Delaware, as trustee (hereinafter sometimes called the "Trustee"),

                              W I T N E S S E T H :

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its subordinated unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

                  WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

                  NOW, THEREFORE, This Indenture Witnesseth:

                  In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.  Definitions.

                  The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Affiliate " means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person,
(c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

                  "Authenticating Agent " shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

                  "Bankruptcy Law " shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  "Board of Directors " shall mean either the Board of Directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day " shall mean, with respect to any series of Securities, any day other than Saturday, Sunday or any other day on which banking institutions in New York City are permitted or required by any applicable law to close.

                  "Citicorp Capital Trust " shall mean each of Citicorp Capital I, Citicorp Capital II, Citicorp Capital III and Citicorp Capital IV, each, a Delaware business trust or any other similar trust created for the purpose of issuing preferred securities in connection with the issuance of Securities under this Indenture.

                  "Common Securities " shall mean undivided beneficial interests in the assets of a Citicorp Capital Trust which rank pari passu with Preferred Securities issued by such Citicorp Capital Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

                  "Common Securities Guarantee " shall mean any guarantee that the Company may enter into with any Person or Persons that operate directly or indirectly for the benefit of holders of Common Securities of a Citicorp Capital Trust.

                  "Common Stock " shall mean the Common Stock, par value $1.00 per share, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. Subject to the anti-dilution provisions of any convertible Security, however, shares of Common Stock issuable upon conversion of a Security shall include only shares of the class designated as Common Stock of the Company at the date of the supplemental indenture, Board

Resolution or other instrument authorizing such Security or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of the payment of dividends or the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of such classes resulting from all such reclassifications.

                  "Company " shall mean Citicorp, a Delaware corporation, and, subject to the provisions of Article Ten, shall include its successors and assigns.

                  "Company Request " or "Company Order " shall mean a written request or order signed in the name of the Company by the Chairman, the President, a Vice Chairman, a Vice President, the Chief Auditor, the Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Custodian " shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

                  "Declaration ", with respect to a Citicorp Capital Trust, shall mean the Amended and Restated Declaration of Trust of such Citicorp Capital Trust.

                  "Default " means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Depositary " shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.04 or 2.11.

                  "Event of Default " shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

                  "Global Security " means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                  "Indenture " shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

                  "Institutional Trustee " has the meaning set forth in the Declaration of the applicable Citicorp Capital Trust.

                  "Interest " shall mean, when used with respect to non-interest bearing Securities, interest payable after maturity.

                  "Interest Payment Date ", when used with respect to any installment of interest on a Security of a particular series, shall mean the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

                  "Mortgage " shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                  "Officers' Certificate " shall mean a certificate signed by the Chairman, a Vice Chairman, a Vice President, the Chief Auditor, the Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel " shall mean a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Trustee.

                  "Original Issue Date " of any Security (or any portion thereof) shall mean the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                  "Original Issue Discount Security " shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

                  The term "outstanding " (except as otherwise provided in Section 6.08), when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

                           (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

                           (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article Fourteen or provision satisfactory to the Trustee shall have been made for giving such notice; and

                           (c) Securities paid pursuant to Section 2.08 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

                           In  determining  whether the holders of the requisite
                  principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Preferred   Securities"  shall  mean  undivided  beneficial
interests in the assets of a Citicorp Capital Trust which rank pari passu with Common Securities issued by such Citicorp Capital Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

                  "Preferred Securities Guarantee" shall mean any guarantee that the Company may enter into with Wilmington Trust Company or other Persons that operate directly or indirectly for the benefit of holders of Preferred Securities of such Citicorp Capital Trust.

                  "Principal office of the Trustee", or other similar term, shall mean the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered.

                  "Responsible Officer", when used with respect to the Trustee, shall mean any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Security" or "Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any security or securities, as the case may be, authenticated and delivered under this Indenture.

                  "Securityholder", "holder of Securities", or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

                  "Senior Indebtedness" shall mean any obligation of the Company to its creditors, whether now outstanding or subsequently incurred, except for (w) any other Securities issued under this Indenture, (x) all other debt securities, and guarantees in respect of those debt securities, issued to any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of equity securities or other securities guaranteed by the Company pursuant to an instrument that ranks pari passu with or junior in right of payment to the Preferred Securities Guarantee, (y) Trade Credit and (z) any other obligations as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Senior Indebtedness.

                  "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                  "Trade Credit " means any obligation incurred or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services, and all obligations of the Company in respect of any guarantees of such obligations of subsidiaries of the Company; provided that Trade Credit shall not include any obligations of the Company in respect of travelers checks or other unsubordinated financial instruments issued by the Company.

                  "Trustee " shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

                  "Trust Indenture Act of 1939 " shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03.

                  "Trust Securities " shall mean Common Securities and Preferred Securities of a Citicorp Capital Trust.

                  "U.S. Government  Obligations " shall mean securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  "Vice President ", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Yield to Maturity " shall mean the yield to maturity on a series of Securities, calculated at the time of issuance of such series of Securities, or if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.


                                   ARTICLE II

                                   SECURITIES

                  SECTION 2.01.  Forms Generally.

                  The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution and as set forth in an Officers' Certificate of the

Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange, all as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  In the event the Securities are issued in definitive form pursuant to this Indenture, such Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                 SECTION 2.02. Form of Trustee's Certificate of
                                Authentication .

                  The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wilmington Trust Company
as Trustee

By____________________
  Authorized Signatory


                  SECTION 2.03.  Amount Unlimited; Issuable in Series .

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series up to the aggregate principal amount of securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company. There shall be established in or pursuant to a Board Resolution and, subject to Sections 2.04, 2.05 and 2.06, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                           (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                           (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.07, 2.08, 2.09, 9.04 or 14.03);

                           (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

                           (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                           (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

                           (6) the right, if any, to extend the interest payment periods and the duration of such extension;

                           (7) the right, if any, to extend or shorten the maturity date of Securities of the series;

                           (8) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                           (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which the price or prices at which, and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                           (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                           (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
                           Section  5.01 or provable in  bankruptcy  pursuant to
                           Section 5.02;

                           (12) any Events of Default with respect to the Securities of a particular series, if not set forth herein;

                           (13) the form  of  the   Securities   of  the  series
                           including   the   form   of   the    Certificate   of
                           Authentication of such series;

                           (14) any trustee, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series;

                           (15) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in
                           Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Global Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon; and

                           (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution referred to above and (subject to Section 2.04) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  SECTION 2.04.  Authentication and Dating .

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

                                    (1)  a  copy  of  any  Board  Resolution  or
                           Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

                                    (2)  an executed supplemental indenture, if
                           any;

                                    (3)  an Officers' Certificate setting forth
                           the form and terms of the Securities as required pursuant to Sections 2.01 and 2.03, respectively; and

                                    (4)  an Opinion of Counsel prepared in
                           accordance with Section 13.06 which shall also state:

                                                     (a)  that  the form of such
                                    Securities  has  been  duly  authorized  and
                                    established  by or pursuant to a  resolution
                                    of  the   Board   of   Directors   or  by  a
                                    supplemental   indenture   as  permitted  by
                                    Section   2.01  in   conformity   with   the
                                    provisions of this Indenture;

                                                     (b) that the  terms of such
                                    Securities  have  been duly  authorized  and
                                    established  by or pursuant to a  resolution
                                    of  the   Board   of   Directors   or  by  a
                                    supplemental   indenture   as  permitted  by
                                    Section   2.03  in   conformity   with   the
                                    provisions of this Indenture;

                                                     (c) that  such  Securities,
                                    when  authenticated  and  delivered  by  the
                                    Trustee  and  issued by the  Company  in the
                                    manner  and   subject   to  any   conditions
                                    specified in such  Opinion of Counsel,  will
                                    constitute   valid   and   legally   binding
                                    obligations of the Company;

                                                     (d)   that   all  laws  and
                                    requirements in respect of the execution and
                                    delivery  by the  Company of the  Securities
                                    have   been    complied    with   and   that
                                    authentication    and    delivery   of   the
                                    Securities by the Trustee will not violate the terms of the Indenture; and

                                                     (e)  such other matters as
                                    the Trustee may reasonably request.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders, or if the form or terms of the Securities of any series had been established by or pursuant to a Board Resolution as permitted hereunder and the Trustee determines in good faith that the issuance of such Securities pursuant to this Indenture would materially or adversely affect the Trustee's rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

                  SECTION 2.05.  Date and Denomination of Securities.

                  The Securities shall be issuable as registered Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Securities of any series, the Securities of such Series shall be issuable in the denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

                  Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.03. The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.3.

                  Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Security of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

                  (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment (which date shall be sufficiently in advance of such notice to permit the Trustee timely to take the actions contemplated by this
         Section 2.05), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustees of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section
2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

                  Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

                  SECTION 2.06.  Execution of Securities.

                  The Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman, one of its Vice Chairmen or one of its Vice Presidents, under its corporate seal which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

                  SECTION 2.07. Exchange and Registration of Transfer of Securities.

                  Subject to Section 2.03, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal corporate trust office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the principal corporate trust office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02, the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

                  The Company or the Trustee shall keep, at the principal corporate trust office of the Trustee, a register for each series of Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company or the Trustee shall register all Securities and shall register the transfer of all Securities as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

                  All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

                  No service charge shall be made for any exchange or registration of transfer of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

                  The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Security for a period of 15 days next preceding the date of selection of Securities of such series for redemption, or
(b) any Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

                  SECTION 2.08.     Mutilated, Destroyed, Lost or Stolen
                                    Securities.

                  In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                  The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

                  Every substituted Security of any series issued pursuant to the provisions of this Section 2.08 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 2.09.  Temporary Securities.

                  Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal corporate trust office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in
Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

                  SECTION 2.10.  Cancellation of Securities Paid, etc.

                  All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities cancelled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall deliver all cancelled Securities to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

                  SECTION 2.11.  Global Securities.

                  (a) If the Company shall establish pursuant to Section 2.03 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:
"Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

                  (b) Notwithstanding the provisions of Section 2.07, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.07, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

                  (c) If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section
2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.07, the Trustee will authenticate and make available for delivery the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this
Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

                  SECTION 2.12.     CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE III

                       PARTICULAR COVENANTS OF THE COMPANY

                       SECTION 3.01.     Payment of Principal, Premium and
                                         Interest.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Securities of that series at the place, at the respective times and in the manner provided in such Securities. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the order of the holders of Securities entitled thereto as they appear on the registry books of the Company.

                  SECTION 3.02.  Offices for Notices and Payments, etc.

                  So long as any of the Securities remains outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, any such office or agency for all of the above purposes shall be the office or agency of Citibank, N.A. at 120 Wall Street, New York, New York 10043. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee.

                  In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

                  SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office.

                  The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                  SECTION 3.04.  Provision as to Paying Agent.

                                    (a) If the  Company  shall  appoint a paying
                           agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

                                                     (1)  that it will  hold all
                                    sums held by it as such agent for the payment of the principal of and premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series; and

                                                     (2)  that it will  give the
                                    Trustee notice of any failure by the Company
                                    (or by any other
                                    obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable.

                                    (b)  If the  Company  shall  act as its  own
                           paying agent, it will, on or before each due date of the principal of and premium, if any, or interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall become due and payable.

                                    (c)  Anything  in this  Section  3.04 to the
                           contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Company or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

                                    (d)  Anything  in this  Section  3.04 to the
                           contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

                  SECTION 3.05.  Certificate to Trustee .

                  The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year, so long as Securities of any series are outstanding hereunder, a Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof and the steps taken to remedy such default.

                  SECTION 3.06.  Compliance with Consolidation Provisions.

                  The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other company unless the provisions of Article Ten hereof are complied with.

                  SECTION 3.07.     Limitation on Dividends.

                  If Securities are issued to a Citicorp Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Citicorp Capital Trust and (i) there shall have occurred any event that would constitute an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee or the Common Securities Guarantee relating to such Citicorp Capital Trust or (iii) the Company has exercised its option to defer interest on the Securities, then (a) the Company shall not declare or pay any dividends on, make any distributions with respect to, or redeem, purchase, acquire for value or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or other contractual obligations of the Company (other than a contractual obligation ranking pari passu with or junior in right of payment to the Securities) entered into prior to the date of issuance of the Securities, (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged) and (b) the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior in right of payment to such Securities.

                  SECTION 3.08.     Covenants as to Citicorp Capital Trusts.

                  In the event Securities are issued to a Citicorp Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Citicorp Capital Trust, for so long as such Trust Securities remain outstanding, the Company will (i) directly or indirectly maintain 100% ownership of the Common Securities of such Citicorp Capital Trust; provided, however, that any successor of the Company, permitted pursuant to Article Ten, may succeed to the Company's ownership of such Common Securities, (ii) use its reasonable efforts to cause such Citicorp Capital Trust (a) to remain a business trust, except in connection with a distribution of Securities, the redemption of all of the Trust Securities of such Citicorp Capital Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Citicorp Capital Trust, and (b) to otherwise continue to be treated as a grantor trust and not as an association taxable as a corporation or partnership for United States federal income tax purposes; (iii) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Securities; and (iv) if at any time such Citicorp Capital Trust or the Institutional Trustee of such Citicorp Capital Trust shall be required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, pay as additional interest such additional amounts as shall be required so that the net amounts received and retained by such Citicorp Capital Trust or the Institutional Trustee of such Citicorp Capital Trust, after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts such Citicorp Capital Trust and the Institutional Trustee of such Citicorp Capital Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed.

                  SECTION 3.09      Calculation of Original Issue Discount.

                  The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year.


                                   ARTICLE IV

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE
 .
                  SECTION 4.01.  Securityholders' Lists.

                  The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

                                    (a) on each  regular  record  date  for each
                           series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date (and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year); and

                                    (b) at such other  times as the  Trustee may
                           request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar for such series.

                  SECTION 4.02.  Preservation and Disclosure of Lists.

                                    (a)  The  Trustee  shall  preserve,   in  as
                           current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or
                           (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in
                           Section 4.01 upon receipt of a new list so furnished.

                                    (b)  In  case  three  or  more   holders  of
                           Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 business days after the receipt of such application, at its election, either:

                                    (1)     afford such applicants access to the
                           information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

                                    (2)  inform  such   applicants   as  to  the
                           approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                                  If the Trustee shall elect not to afford such
                           applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                                    (c) Each and every holder of Securities,  by
                           receiving and holding the same, agrees with Company and the

                           Trustee  that  neither  the  Company nor the
                           Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information  as to the  names  and  addresses  of the
                           holders of Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

                  SECTION 4.03.  Reports by Company.

                                    (a) The Company covenants and agrees to file
                           with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to
                           Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                                    (b) The Company covenants and agrees to file
                           with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said

                           Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                                    (c) The  Company  covenants  and  agrees  to
                           transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and
                           (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

                                    (d)  Delivery of such  reports,  information
                           and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 4.04.  Reports by the Trustee.

                                    (a)   The   Trustee   shall    transmit   to
                           Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Securityholders a brief report, dated as of such May 15, which complies with the provisions of such
                           Section 313(a).

                                    (b) A copy of each such report shall, at the
                           time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.


                                    ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT
 .
                  SECTION 5.01.  Events of Default.

                  One or more of the following events of default with respect to Securities of any series or such other events as may be established with respect to the Securities of that series as contemplated by Section 2.03 hereof shall constitute an Event of Default hereunder:

                                    (a) default in the  payment of any  interest
                           upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose; or

                                    (b)  default  in the  payment  of all or any
                           part of the principal of (or premium, if any, on) any Securities of that series as and when the same shall become due and payable either at maturity, upon redemption (including redemption for the sinking fund), by declaration or otherwise; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any; or

                                    (c) default in the  performance,  or breach,
                           of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                                    (d)  a  court  having  jurisdiction  in  the
                           premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                                    (e) the Company  shall  commence a voluntary
                           case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                                    (f) in the event  Securities are issued to a
                           Citicorp Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Citicorp Capital Trust, such Citicorp Capital Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with
                           (i) the distribution of Securities to holders of Trust Securities in liquidation of their interests in such Citicorp Capital Trust, (ii) the redemption of all of the outstanding Trust Securities of such Citicorp Capital Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Citicorp Capital Trust.

                  If (i) an Event of Default pursuant to Section 5.01(a) or (b) with respect to Securities of any series at the time outstanding occurs and is continuing, then, in every such case, the Trustee or the holders of not less than 25% in principal amount of the Securities of all series affected thereby then outstanding may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all Securities of that series to be due and payable immediately or (ii) an Event of Default pursuant to Section 5.01(c), (d), (e) or (f) occurs and is continuing, then, in every such case, the Trustee or the holders of not less than 25% in principal amount of all Securities then outstanding (treated as one class) may declare the principal amount (or, if any of the Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all Securities to be due and payable immediately, in each case such declaration being made by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Securities of that series or all series, as the case may be), and upon any such declaration the same shall become immediately due and payable.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and
(ii) any and all Events of Default under the Indenture shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

                  SECTION 5.02.     Payment of Securities on Default; Suit
                                    Therefor.

                  The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities of any series as and when the same shall have become due and payable, whether at maturity of the Securities of that series or upon redemption or by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by a Citicorp Capital Trust or a trustee of such trust, without duplication of any other amounts paid by a Citicorp Capital Trust or trustee in respect thereof) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of that series are Original Issue Discount Securities such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities or any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any
Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

                  SECTION 5.03.     Application of Moneys Collected by
                                    Trustee.

                  Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                  Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article Fifteen;

                  Third: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any), and interest on the Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively.

                  SECTION 5.04.  Proceedings by Securityholders.

                  No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as

Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

                  Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest, if any, on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 5.05.  Proceedings by Trustee.

                  In case an Event of Default occurs with respect to Securities of any series and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  SECTION 5.06.  Remedies Cumulative and Continuing.

                  Except as otherwise provided in Section 2.08, all powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such series, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of
Section 5.04, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

                  SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

                  The holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Securities, or of all the Securities, as the case may be, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default including any default established pursuant to Section 2.03 and its consequences except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities,
(b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected, or (c) a default of the covenants contained in Section 3.06; provided, however, that if the Securities of such series are held by a Citicorp Capital Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Citicorp Capital Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable Citicorp Capital Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Upon any such waiver the Company, the Trustee and the holders of the Securities of that series (or of all Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

                  SECTION 5.08.  Notice of Defaults.

                  The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, mail to all
Securityholders of that series, as the names and addresses of such holders appear upon the Security register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section
5.08 being hereby  defined to be the events  specified in clauses (a), (b), (c),
(d), (e) and (f) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.01(c) no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

                  SECTION 5.09.  Undertaking to Pay Costs .

                  All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and payable.


                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

                  SECTION 6.01.  Duties and Responsibilities of Trustee.

                  With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                                    (a) prior to the  occurrence  of an Event of
                           Default with respect to Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred

                                                     (1)    the    duties    and
                                    obligations  of the Trustee  with respect to
                                    Securities  of a series shall be  determined
                                    solely  by the  express  provisions  of this
                                    Indenture,  and  the  Trustee  shall  not be
                                    liable  except for the  performance  of such
                                    duties and obligations  with respect to such
                                    series as are specifically set forth in this
                                    Indenture,   and  no  implied  covenants  or
                                    obligations   shall   be  read   into   this
                                    Indenture against the Trustee; and

                                                     (2) in the  absence  of bad
                                    faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                                    (b) the Trustee  shall not be liable for any
                           error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                                    (c) the  Trustee  shall not be  liable  with
                           respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

                  SECTION 6.02.  Reliance on Documents, Opinions, etc.

                  Except as otherwise provided in Section 6.01:

                                    (a)  the  Trustee  may  rely  and  shall  be
                           protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                    (b) any request,  direction, order or demand
                           of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                                    (c) the Trustee may consult  with counsel of
                           its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                                    (d) the Trustee shall be under no obligation
                           to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                                    (e) the Trustee  shall not be liable for any
                           action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                                    (f) the  Trustee  shall not be bound to make
                           any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding Securities of the series affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

                                    (g)  the  Trustee  may  execute  any  of the
                           trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care; and

                                    (h) the  Trustee  shall not be charged  with
                           knowledge of any default or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless a Responsible Officer of the Trustee shall have actual knowledge of the default or Event of Default.

                  SECTION 6.03.  No Responsibility for Recitals, etc.

                  The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and neither the Trustee nor the Authenticating Agent assumes any responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

                  SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities.

                  The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

                  SECTION 6.05.  Moneys to be Held in Trust.

                  Subject to the provisions of Sections 6.06 and 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.

                  SECTION 6.06.  Compensation and Expenses of Trustee.

                  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section
6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d), Section 5.01(e) or Section 5.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 6.07.  Officers' Certificate as Evidence.

                  Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 6.08.  Conflicting Interest of Trustee.

                  If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  SECTION 6.09.  Eligibility of Trustee.

                  The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.

                  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                  SECTION 6.10.  Resignation or Removal of Trustee.

                                    (a) The Trustee,  or any trustee or trustees
                           hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and the Company shall promptly give notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least 6 months may, subject to the provisions of
                           Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                                    (b) In case at any time any of the following
                           shall occur --

                                                     (1) the Trustee  shall fail
                                    to comply  with the  provisions  of  Section
                                    6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                                                     (2) the Trustee shall cease
                                    to  be  eligible  in  accordance   with  the
                                    provisions of Section

                                    6.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                                                     (3)   the   Trustee   shall
                                    become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                                    (c) The holders of a majority  in  aggregate
                           principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate a successor trustee with respect to the applicable series of Securities which shall be deemed appointed as successor trustee with respect to the applicable series unless within 10 days after such nomination the Company objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subsection (a) of this
                           Section  6.10  provided,  may  petition  any court of
                           competent jurisdiction for an appointment of a successor trustee with respect to such series.

                                    (d)  Any   resignation  or  removal  of  the
                           Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section
                           6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in
                           Section 6.11.

                  SECTION 6.11.  Acceptance by Successor Trustee.

                  Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

                  If a  successor  trustee  is  appointed  with  respect  to the
Securities of one or more (but not all) series, the Company, the retiring trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trustee hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

                  No successor trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Security register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  SECTION 6.12.  Succession by Merger, etc.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 6.13.     Limitation on Rights of Trustee as a
                                    Creditor.

                  The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

                  SECTION 6.14.  Authenticating Agents.

                  There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

                  Any  corporation  into which any  Authenticating  Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

                  Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company promptly shall, appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14 and shall give written notice of such appointment to the Company, and the Company shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

                  The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                  SECTION 6.15.  Co-trustees and Separate Trustees.

                  At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the holders of at least 25% in principal amount of the Securities then outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

                  Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                                    (a) the  Securities  shall be  authenticated
                           and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                                    (b)   the   rights,   powers,   duties   and
                           obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                                    (c)  the   Trustee   at  any  time,   by  an
                           instrument  in  writing  executed  by  it,  with  the
                           concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements, necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                                    (d) no co-trustee or separate trustee
                           hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

                                    (e)  any   notice   from  the   holders   of
                           Securities delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.


                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

                  SECTION 7.01.  Action by Securityholders.

                  Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

                  If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of

Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  SECTION 7.02.  Proof of Execution by Securityholders .

                  Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                  The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

                  SECTION 7.03.  Who Are Deemed Absolute Owners .

                  Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

                  SECTION 7.04. Securities Owned by Company Deemed Not Outstanding.

                  In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                  SECTION 7.05.     Revocation of Consents; Future Holders
                                    Bound.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Security specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.


                                  ARTICLE VIII

                            SECURITYHOLDERS' MEETINGS

                  SECTION 8.01.  Purposes of Meetings.

                  A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

                                    (a) to give any notice to the  Company or to
                           the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default as permitted hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

                                    (b) to remove  the  Trustee  and  nominate a
                           successor trustee pursuant to the provisions of Article Six;

                                    (c)  to  consent  to  the  execution  of  an
                           indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                                    (d) to take any other action  authorized  to
                           be taken by or on behalf of the holders of any specified aggregate principal amount of such
                           Securities under any other provision of this Indenture or under applicable law.

                  SECTION 8.02.  Call of Meetings by Trustee.

                  The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine or with the approval of the Company at any other place. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities of each series affected register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

                  SECTION 8.03.     Call of Meetings by Company or
                                    Securityholders.

                  In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

                  SECTION 8.04.  Qualifications for Voting.

                  To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION 8.05.  Regulations .

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                  Subject to the provisions of Section 7.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition "outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  SECTION 8.06.  Voting.

                  The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. Supplemental Indentures without Consent of Securityholders.

                  The Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

                                    (a) to evidence  the  succession  of another
                           corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Ten hereof;

                                    (b) to add to the  covenants  of the Company
                           such further  covenants,  restrictions  or conditions
                           for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                                    (c) to provide for the  issuance  under this
                           Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                                    (d) to cure any  ambiguity  or to correct or
                           supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the holders of the Securities;

                                    (e) to add to,  delete  from,  or revise the
                           terms of  Securities  of any series as  permitted  by
                           Section 2.01 and 2.03, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Securities issued in whole or in part in the form of one or more global Securities and the payment of any principal thereof, or interest or premium, if any, thereon;

                                    (f)  to   evidence   and   provide  for  the
                           acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11;

                                    (g)     to make any change that does not
                           adversely affect the rights of any Securityholder in any material respect; or

                                    (h)  to  provide  for  the  issuance  of and
                           establish the form and terms and conditions of the Securities of any series prior to the issuance of such securities, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.02. Supplemental Indentures with Consent of Securityholders.

                  With the consent (evidenced as provided in Section 7.01) of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected;
provided, however, that no such supplemental indenture shall without the consent of the holders of each security then outstanding and affected thereby (i) extend the fixed maturity of any Security of any series, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section
5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture, provided, however, that if the Securities of such series are held by a Citicorp Capital Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Trust shall have consented to such supplemental indenture; provided, further, that if the consent of the Holder of each outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable Citicorp Capital Trust shall have consented to such supplemental indenture.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

                  Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the

Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this
Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

                  Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.04.  Notation on Securities .

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified  as to  conform,  in the  opinion  of the  Trustee  and  the  Board  of
Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

                   SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

                  The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.


                                    ARTICLE X

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                  SECTION 10.01.    Company May Consolidate, etc., on
                                    Certain Terms .

                  Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company, as the case may be, or its successor or successors) authorized to acquire and operate the same; provided, that (a) upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series to be kept or performed by the Company as the case may be, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company, as the case may be, shall have been merged, or by the entity which shall have acquired such property, and (b) after giving effect to such consolidation, merger, sale, conveyance, transfer or other disposition, no Event of Default shall have occurred and be continuing.

                  SECTION 10.02.    Successor Corporation to be
                                    Substituted for Company.

                  In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Citicorp, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

                  SECTION 10.03.  Opinion of Counsel to be Given Trustee.

                  The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, conveyance or transfer, and any assumption, permitted or required by the terms of this Article Ten complies with the provisions of this Article Ten.


                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

                  SECTION 11.01.  Discharge of Indenture.

                  When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore cancelled, or
(b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any state or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and 11.04 hereof shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.06, 6.10 and 11.04 shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

                  SECTION 11.02. Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee.

                  Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections
11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

                  SECTION 11.03.  Paying Agent to Repay Moneys Held .

                  Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  SECTION 11.04.  Return of Unclaimed Moneys .

                  Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for 3 years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

                  SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

                  The Company shall be deemed to have been (a) Discharged (as defined below) from its respective obligations with respect to any series of Securities and/or (b) released from its obligations under Article X, and, if specified pursuant to Section 2.3, its obligation under any other covenant with respect to any series of Securities, upon satisfaction of the applicable conditions set forth below with respect to any series of Securities:

                                   (1) The  Company  shall  have  deposited  or
                           caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest and premium, if any, on, the outstanding Securities of such series on the dates such installments of principal, interest or premium are due;

                                    (2) if the  Securities  of such  series  are
                           then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this
                           Section 11.05 would not cause such Securities to be delisted from such exchange;

                                    (3) no Event of Default or event  which with
                           notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

                                    (4) the Company shall have  delivered to the
                           Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

                  "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 2.07, 2.08, 5.02 and 11.04; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                  "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this section, the following conditions shall apply:

                                    1. The Trustee  shall have  approval  rights
                           over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                                    2.  The   Defeasance   Agent  shall  provide
                           verification to the Trustee acknowledging receipt of sufficient money and/or U. S. Government Obligations to meet the applicable conditions set forth in this
                           Section 11.05;

                                    3. The Trustee shall  determine  whether the
                           Company shall be deemed to have been Discharged from its respective obligations with respect to any series of Securities.


                                   ARTICLE XII

                        IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                        OFFICERS AND DIRECTORS

                  SECTION 12.01. Indenture and Securities Solely Corporate Obligations.

                  No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  SECTION 13.01.  Successors.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

                  SECTION 13.02.  Official Acts by Successor Corporation .

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

                  SECTION 13.03.  Surrender of Company Powers .

                  The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor corporation.

                  SECTION 13.04.  Addresses for Notices, etc.

                  Any request, demand, authorization, direction, notice, consent, election, waiver or act of holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any holder of Securities or by the Company, or the Company by the Trustee or by any holder of Securities, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

                  If to the Trustee, to:

                  Wilmington Trust Company
                  1100 North Market Street
                  Wilmington, Delaware  19890

                  Attention:  Corporate Trust Administration
                  Telephone:  (302) 651-1000
                  Telecopy:   (302) 651-8882

                  If to the Company, to:

                  Citicorp
                  399 Park Avenue
                  New York, New York  10043

                  Attention:  Treasurer
                  Telephone:  (212) 559-1000
                  Telecopy:   (212) 527-2765

                  Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means (with transmission confirmed), on the date of transmission, and if transmitted by registered mail, on the date of receipt.

                  SECTION 13.05.  Governing Law .

                  This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.

                  SECTION 13.06.     Evidence of Compliance with
                                     Conditions Precedent.

                  Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  SECTION 13.07.  Legal Holidays.

                  In any case where the date of payment of interest on or principal of the Securities will be in The City of New York, New York a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding day not in the City a legal holiday or a day on which banking institutions are authorized by law to close, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.


                  SECTION 13.08.  Trust Indenture Act to Control.

                  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

                  SECTION 13.09.  Table of Contents, Headings, etc .

                  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 13.10.  Execution in Counterparts .

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.11.  Separability .

                  In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 13.12.  Assignment .

                  The Company will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

                  SECTION 13.13.  Acknowledgement of Rights .

                  The Company acknowledges that, with respect to any Securities held by a Citicorp Capital Trust or a trustee of such a trust, if the Institutional Trustee of such a Trust fails to enforce its rights under this Indenture as the holder of the series of Securities held as the assets of such Citicorp Capital Trust, any holder of Preferred Securities may institute legal proceedings directly against the Company to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company acknowledges that a holder of Preferred Securities may directly institute a proceeding against the Company for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the applicable series of Securities.


                                   ARTICLE XIV

        REDEMPTION OF SECURITIES -- MANDATORY AND OPTIONAL SINKING FUND

                  SECTION 14.01.  Applicability of Article.

                  The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

                  SECTION 14.02.    Notice of Redemption; Selection of
                                    Securities.

                  In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                  Each such notice of redemption shall specify the CUSIP number of the Securities to be redeemed, the date fixed for redemption, the redemption price at which Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

                  Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with 1 or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

                  If all, or less than all, the Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 45 or 60 days, respectively, prior to the redemption date as to the aggregate principal amount of Securities of that series to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of that series or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be redeemed provided that if, at the time of redemption, the Securities are registered as a Global Security, the Depositary shall determine the principal amount of such Securities held by each Securityholder to be redeemed in accordance with its procedures.

                  SECTION 14.03.    Payment of Securities Called for
                                    Redemption.

                  If notice of redemption  has been given as provided in Section
14.02 or Section 14.04, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

                  Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                  SECTION 14.04.  Mandatory and Optional Sinking Fund.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The last date on which any such payment may be made is herein referred to as a "sinking fund payment date".

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased by the Company and (b) may apply as a credit Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Securities have not been previously so credited. Each such Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by the Treasurer or an Assistant Treasurer of the Company specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Securities and (b) any Securities to be so delivered. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Securities.

                  At its option the Company may pay into the sinking fund for the retirement of Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such Series a certificate signed by the Treasurer or an Assistant Treasurer of the Company stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

                  If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series, it shall be applied by the Trustee or 1 or more paying agents on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 14.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Securities of such series to be given in substantially the manner and with the effect provided in Sections 14.02 and 14.03 for the redemption of Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any paying agent to the redemption of Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or such paying agent and, together with such payment, shall be applied in accordance with the provisions of this Section 14.04. Any and all sinking fund moneys held by the Trustee or any paying agent on the maturity date of the Securities of any particular series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee or such paying agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity.

                  On or before each sinking fund payment date, the Company shall pay to the Trustee or to 1 or more paying agents in cash a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date pursuant to this Section.

                  Neither the Trustee nor any paying agent shall redeem any Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Securities for such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article Fourteen. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Securities; provided, however, that in case such Event of Default or default, shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 14.04.

                                   ARTICLE XV

                           SUBORDINATION OF SECURITIES

                  SECTION 15.01. Agreement to Subordinate.

                  The Company covenants and agrees, and each holder of Securities issued hereunder and under any supplemental indenture or by any resolutions by the Board of Directors ("Additional Provisions") by such Securityholder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Fifteen; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                  The payment by the Company of the principal of, premium, if any, and interest on all Securities issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all amounts then due on Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

                  No provision of this Article Fifteen shall prevent the occurrence of any default or Event of Default hereunder.

                  SECTION 15.02.  Default on Senior Indebtedness .

                  In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, or in the event that the maturity of any Senior Indebtedness of the Company, as the case may be, has been accelerated because of a default, or if any judicial proceeding shall be pending with respect to any such default then, in any such case, no payment shall be made by the Company with respect to the principal (including redemption and sinking fund payments) of, or premium, if any, or interest on the Securities.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

                  SECTION 15.03.  Liquidation; Dissolution; Bankruptcy.

                  Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article Fifteen, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

                  Notwithstanding anything to the contrary contained in this Article Fifteen, the holders of Senior Indebtedness shall not be entitled to receive payment of any amounts which would otherwise (but for the provisions of this Article Fifteen) be payable in respect of the Securities but for the fact that any such Senior Indebtedness is by its terms subordinated in right of payment to Trade Credit and, as a result of which, amounts otherwise payable in respect of such Senior Indebtedness are to be paid to the holders of Trade Credit.

                  For purposes of this Article Fifteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fifteen with respect to the Securities to the payment of all Senior Indebtedness of the Company, as the case may be, that may at the time be outstanding, provided that
(i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Ten of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Ten of this Indenture. Nothing in Section
15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

                  SECTION 15.04.  Subrogation.

                  Subject to the payment in full of all Senior Indebtedness of the Company, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article Fifteen, and no payment over pursuant to the provisions of this Article Fifteen to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, be deemed to be a payment by the

Company to or on  account of such  Senior  Indebtedness.

Notwithstanding the foregoing, the rights of the Securityholders, to the extent that amounts otherwise payable in respect of Senior Indebtedness are to be paid to holders of Trade Credit due to the fact that such Senior Indebtedness is by its terms subordinated in right of payment to such Trade Credit, shall not be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company. It is understood that the provisions of this Article Fifteen are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

                  Nothing contained in this Article Fifteen or elsewhere in this Indenture, any Additional Provisions or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article Fifteen of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee, subject to the provisions of Article Six of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

                  SECTION 15.05.  Trustee to Effectuate Subordination.

                  Each Securityholder by such Securityholder's acceptance of his or her Securities authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

                  SECTION 15.06.  Notice by the Company.

                  The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen. Notwithstanding the provisions of this Article Fifteen or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.06 at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within five Business Days prior to such date.

                  The Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 15.07. Rights of the Trustee; Holders of Senior Indebtedness .

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of such Senior

Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article Six of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

                  Nothing in this Article Fifteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

                  SECTION 15.08.     Subordination May Not Be Impaired.

                  No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article Fifteen or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                  Wilmington Trust Company hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                                    CITICORP


                                    By   _________________________
                                         Name:
                                         Title:


                                    WILMINGTON TRUST COMPANY,
                                    as Trustee


                                    By   _________________________
                                         Name:
                                         Title: